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                                                                    Exhibit 10.3


                      AMENDMENT NO. 1 TO FACILITY AGREEMENT
                                      for a
                            U.S.$275,000,000 Facility
                                       to
                            STENA INTERNATIONAL B.V.

                                   provided by
                               JPMORGAN CHASE BANK
                       (FORMERLY THE CHASE MANHATTAN BANK)
                     NORDEA BANK SVERIGE AB (PUBL)
                        (FORMERLY NORDBANKEN AB (PUBL))
                        SVENSKA HANDELSBANKEN AB (PUBL)
                                  HSBC BANK PLC
                   LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE
                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                               DEN NORSKE BANK ASA
                              SCOTIABANK EUROPE PLC
                   SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
                               ABN AMRO BANK N.V.
                              NEDSHIP BANK (NORDIC)

                                   arranged by
                                J. P. MORGAN PLC
                          NORDEA BANK SVERIGE AB (PUBL)
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                      Agent
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                 Security Agent
                         SVENSKA HANDELSBANKEN AB (PUBL)

                              Documentation Agents
                          NORDEA BANK SVERIGE AB (PUBL)
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                  guaranteed by
                                STENA AB (PUBL.)
                               (FORMERLY STENA AB)





                               Stephenson Harwood
                                     London
                            Ref: JEF/JMC/01-41-24163

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                                    CONTENTS


CLAUSE  CONTENTS                                         PAGE
------  --------                                         ----

1       Definitions and Construction.......................1

2       Amendments to the Facility Agreement...............1

3       No Other Amendments................................2

4       Costs and Expenses.................................2

5       Counterparts.......................................2

6       Governing Law and Jurisdiction.....................2



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THIS AGREEMENT is dated November 6, 2002 and is made BETWEEN:-

(1)  STENA INTERNATIONAL B.V. as Borrower;

(2)  J. P. MORGAN PLC, NORDEA BANK SVERIGE AB (PUBL) (formerly Nordbanken AB
     (publ)) and SVENSKA HANDELSBANKEN AB (PUBL) as Co-Arrangers (for whom Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB (publ) act as Documentation Agents);

(3) the banks and financial institutions whose names and addresses are set out in Schedule 1 as Banks;

(4)  SVENSKA HANDELSBANKEN AB (PUBL) as Agent;

(5)  SVENSKA HANDELSBANKEN AB (PUBL) as Security Agent; and

(6)  STENA AB (PUBL.) (formerly Stena AB) as guarantor,

and amends the $275,000,000 multipurpose corporate facility agreement dated 25 September 2001 made between the parties hereto (the "Facility Agreement").

WHEREAS:-

The Banks have agreed to vary the terms of the Facility Agreement as requested by the Borrower in the manner set out below.

NOW IT IS AGREED as follows:-

1 DEFINITIONS AND CONSTRUCTION

     1.1 In this Agreement including its recitals (unless the context otherwise requires) any terms and expressions not defined herein but whose meanings are defined in the Facility Agreement shall have the meanings set out therein.

     1.2 The provisions of Clauses 1.5 and 1.6 of the Facility Agreement shall extend and apply hereto as if the same were (mutatis mutandis) herein expressly set forth.

2 AMENDMENTS TO THE FACILITY AGREEMENT

     2.1 From and after the date hereof the Facility Agreement shall be read and construed as if:-

         2.1.1 references therein to "this Agreement", "hereunder", "herein", "hereof" and all like terms were references to the Facility Agreement as amended, varied and supplemented by this Agreement;

         2.1.2 Clause 5.3(E)(i) had been substituted with the following:-

               "SUBSTITUTE SECURITY

               Without prejudice to the Borrower's obligation to make any payment due under Clause 5.3(D) the Commitments shall be suspended for a period of up to twelve (12) months from the relevant Disposal Reduction Date in an amount equal to the relevant Disposal Reduction Amount or, if


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               the Borrower so elects in writing to the Agent within ten (10)
               Banking Days of such Disposal Reduction Date, in such higher amount as it may specify. The Borrower shall on any one or more dates during such twelve (12) month period provide the Security Agent with substitute security in accordance with the provisions of this Clause such that, upon the Agent giving notice to the Borrower and the Banks that such security has been duly granted, the suspended amount of the Commitments (adjusted, if appropriate, in accordance with the provisions of this paragraph) shall cease to be suspended by an amount equal to two-thirds (2/3rds) of the value of such substitute security or such lesser amount as the Borrower requests, but so that the Commitments may not at any time exceed the amount of the Commitments as they would have stood but for the suspension of part thereof and taking into account reductions and cancellations by virtue of the other provisions of this Agreement.

               For the purpose of this paragraph (i) the Disposal Reduction Amount (or, if relevant, such higher amount by which the Commitments are suspended as elected by the Borrower) shall be reduced during the period of the suspension in proportion to the reduction of the Commitments (including the suspended portions) which takes effect by virtue of any reduction or partial cancellation in respect of the Commitments which takes effect during the period of the suspension by virtue of the other provisions of this Agreement."

3 NO OTHER AMENDMENTS

     3.1 Save as expressly amended hereby, all other terms and conditions of the Facility Agreement shall remain unaltered in full force and effect.

4 COSTS AND EXPENSES

     4.1 The Borrower and Stena AB jointly and severally undertake to indemnify the Agent on demand in respect of all costs, charges and expenses including, without limitation, legal fees (together with value added tax or any similar tax thereon) incurred by the Agent, the Security Agent or any of the Banks in connection with the negotiation, preparation, printing and execution of this Agreement.

5 COUNTERPARTS

     5.1 This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and, when executed, all such counterparts taken together shall be deemed to constitute one and the same instrument.

6 GOVERNING LAW AND JURISDICTION

     6.1 This Agreement shall be governed by and construed in accordance with English law.

     6.2 The provisions of Clause 23.2 of the Facility Agreement shall extend and apply hereto as if the same were (mutatis mutandis) herein expressly set forth.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a Deed on the date first above written.


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THE BORROWER
------------

SIGNED AND DELIVERED AS A DEED by                    )
/s/ Jan Larsson                                      )
attorney-in-fact for and on behalf of                )
STENA INTERNATIONAL B.V.                             )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )



THE AGENT AND SECURITY AGENT
----------------------------

SIGNED AND DELIVERED AS A DEED by                    )
/s/ Sten - Olof Hagman                               )
attorney-in-fact for and on behalf of                )
SVENSKA HANDELSBANKEN AB (PUBL)                      )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




THE BANKS AND CO-ARRANGERS
--------------------------

SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
for and on behalf of                                 )
JPMORGAN CHASE BANK                                  )
by its authorised signatory                          )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
NORDEA BANK SVERIGE AB (PUBL)                        )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Sten - Olof Hagman                               )
attorney-in-fact for and on behalf of                )
SVENSKA HANDELSBANKEN AB (PUBL)                      )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )



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SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
for and on behalf of                                 )
J.P. MORGAN PLC                                      )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Simon Deefholts                                  )
for and on behalf of                                 )
HSBC BANK PLC                                        )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
LANDESBANK SCHLESWIG-HOLSTEIN                        )
GIROZENTRALE                                         )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
THE GOVERNOR AND COMPANY OF                          )
THE BANK OF SCOTLAND                                 )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
DEN NORSKE BANK ASA                                  )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ David Sparkes                                    )
for and on behalf of                                 )
SCOTIABANK EUROPE PLC                                )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )

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SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
SKANDINAVISKA ENSKILDA                               )
BANKEN AB (PUBL)                                     )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
ABN AMRO BANK N.V.                                   )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




SIGNED AND DELIVERED AS A DEED by                    )
/s/ Margaret Ruth Seymour Allcoat                    )
attorney-in-fact for and on behalf of                )
NEDSHIP BANK (NORDIC)                                )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )




STENA AB
--------

SIGNED AND DELIVERED AS A DEED by                    )
/s/ Svante Carlsson                                  )
attorney-in-fact for and on behalf of                )
STENA AB (PUBL.)  )
in the presence of:- /s/ Nicholas Barber             )
                         Trainee Solicitor           )
                         Stephenson Harwood          )
                         One, St. Paul Churchyard    )
                         London EC4M 8SH             )


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                                   SCHEDULE 1

                                    The Banks

-------------------------------------------------------------------------------
NAME                                             ADDRESS AND FAX NUMBER
-------------------------------------------------------------------------------
JPMorgan Chase Bank (formerly                    125 London Wall
The Chase Manhattan Bank)                        London EC2Y 5AJ
                                                 England
-------------------------------------------------------------------------------
Svenska Handelsbanken AB (publ)                  Ostra Hamngatan 23
                                                 SE-405 40 Goteborg
                                                 Sweden
-------------------------------------------------------------------------------
Nordea Bank Sverige AB (publ) (formerly          Ostra Hamngatan 16
Nordbanken AB (publ))                            SE-405 09 Goteborg
                                                 Sweden
-------------------------------------------------------------------------------
HSBC Bank plc                                    Transport Industries
                                                 Corporate & Industrial Banking
                                                 3rd Floor, 27-32 Poultry
                                                 London EC2P 2BX
                                                 England
-------------------------------------------------------------------------------
Landesbank Schleswig-Holstein                    Martensdamm 6
Girozentrale                                     D-24103 Kiel
                                                 Germany
                                                 Fax: 49 431 900 1130
-------------------------------------------------------------------------------
The Governor and Company of the Bank             2nd Floor, New Uberior House
of Scotland                                      11 Earl Grey Street
                                                 Edinburgh EH3 9BN
                                                 Scotland
-------------------------------------------------------------------------------
Den norske Bank ASA                              Stranden 21
                                                 N-0021 Oslo
                                                 Norway
-------------------------------------------------------------------------------
Scotiabank Europe plc                            Scotia House
                                                 33 Finsbury Square
                                                 London EC2A 1BB
                                                 England
                                                 Fax: 44 20 7826 5617
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB (publ)          Ostra Hamngatan 24
                                                 S-405 04 Goteborg
                                                 Sweden
-------------------------------------------------------------------------------


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-------------------------------------------------------------------------------
NAME                                             ADDRESS AND FAX NUMBER
-------------------------------------------------------------------------------
BN AMRO Bank N.V.                                P.O. Box 949
                                                 3000 DD Rotterdam
                                                 The Netherlands
                                                 Fax: 31 10 402 5580
-------------------------------------------------------------------------------
Nedship Bank (Nordic)                            P.O. Box 701,
                                                 5501 Bergen
                                                 Norway
-------------------------------------------------------------------------------

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